DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund (the "Fund")

Supplement to the Fund's Institutional Class
Statutory Prospectus dated January 28, 2011

The following replaces the information related to the Fund in the section entitled "What are the Fund's fees and expenses?" on pages 1 and 2.

What are the Fund's fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class	Institutional
Management fees	0.74%
Distribution and service (12b-1) fees	None
Other expenses	0.46%[1]
Total annual fund operating expenses	1.20%
Fee waivers	(0.08%)[2]
Total annual fund operating expenses after fee waivers	1.12%

1 "Other expenses" have been restated to reflect the Fund's share of the expenses associated with the reorganization of the Delaware Trend® Fund into the Fund.
2 The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.12% of the Fund's average daily net assets from January 28, 2011 through January 30, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Institutional
1 year	$114
3 years	$373
5 years	$652
10 years	$1,447

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated April 26, 2011.